UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form 10-SB

              General form for registration of securities of small
               business issuers Under Section 12(b) or (g) of the
                         Securities Exchange Act of 1934


                     TOUPS TECHNOLOGY LICENSING INCORPORATED
                     ---------------------------------------
                 (Name of Small Business Issuer in its charter)

         Florida                                  59-3462501
       -----------                            -----------------
(State or other jurisdiction of       (I.R.S. Employer Identification No.)
incorporation or organization)

             7887 Bryan Dairy Road, Suite 105, Largo, Florida 33777
             -----------------------------------------------------
              (Address of principal executive offices) (Zip Code)

Issuer's telephone number:  (813)-548-0918

Securities to be registered under Section 12(b) of the Act:

           None                                     None
           -----                                   ------
     Title of each class                 Name of each exchange on which
     to be so registered                 each class is to be registered

Securities to be registered under Section 12(g) of the Act:

                                Par $.001 Common
                                ----------------
                                (Title of class)


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
PART III

                           ITEM 1 - INDEX TO EXHIBITS

         #Exhibit
         --------

         EX-3.(i)      Articles of Incorporation

         EX-3.(ii)     By-laws

         EX-5          Opinion re legality

         EX-10.(i)     BPV License Agreement (BP Valves)

         EX-10.(ii)    WAFT License Agreement (AquaFuel)

         EX-10.(iii)   BORS Lift Manufacturing License Agreement

         EX-23         Auditor's Consent

         EX-27         Financial Data Schedule



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



                                   SIGNATURES

     In accordance with Section 12 of the Securities Exchange Act of 1934, the registrant caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.



                        Toups Technology Licensing, Inc.
                                  (Registrant)

                          March 19, 1998



                          By Leon H. Toups, Chief Executive Officer




                                S/S LEON H. TOUPS
                              -----------------
                                  (Signature)*




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